Registration No. 333-121883
As filed with the Securities and Exchange Commission on January 12, 2006.

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective
Amendment No. 3 to
Form S-11
FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF CERTAIN REAL ESTATE COMPANIES

Medical Properties Trust, Inc.
(Exact name of registrant as specified in its governing instruments)
1000 Urban Center Drive, Suite 501, Birmingham, Alabama 35242
(205) 969-3755
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Edward K. Aldag, Jr.
Chairman, President, Chief Executive Officer and Secretary
Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501, Birmingham, Alabama 35242
(205) 969-3755
(Name, address, including zip code, and telephone number, including area code, of agent for service)
with a copy to:

Thomas O. Kolb Matthew S. Heiter Irene Graves Baker, Donelson, Bearman, Caldwell & Berkowitz, PC Suite 1600 420 20th Street North Birmingham, Alabama 35203 (205) 328-0480
     Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.
     If any securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☑
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: ☐
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
EXPLANATORY NOTE
      Medical Properties Trust, Inc. is filing this Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 (File No. 333-121883) for the purpose of updating information previously provided in Item 37 to the Registration Statement. This Post-Effective Amendment No. 3 does not modify any provision of the Prospectus constituting Part I of the Registration Statement or Items 31, 32, 33, 34, 35 or 36(a) of Part II of the Registration Statement. Accordingly, such Prospectus and Items 31, 32, 33, 34, 35 or 36(a) have not been included herein.
     Item 36.     Financial Statements and Exhibits.
      (b) Exhibits. The following exhibits are filed as part of this registration statement on Form S-11.

Exhibit
Number		Exhibit Title

3	.1*	Registrant’s Second Articles of Amendment and Restatement
3	.2**	Registrant’s Amended and Restated Bylaws
3	.3****	Articles of Amendment to Second Amended and Restated Articles of Incorporation
4	.1*	Form of Common Stock Certificate
4	.2*	Registration Rights Agreement among Registrant, Friedman, Billings, Ramsey & Co., Inc. and certain holders of the Registrant’s common stock, dated April 7, 2004
5	.1***	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to the legality of the shares being registered
8	.1***	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to certain tax matters
10	.1*	First Amended and Restated Agreement of Limited Partnership of MPT Operating Partnership, L.P.
10	.2*	Amended and Restated 2004 Equity Incentive Plan
10	.3*	Employment Agreement between the Registrant and Edward K. Aldag, Jr., dated September 10, 2003
10	.4*	First Amendment to Employment Agreement between the Registrant and Edward K. Aldag, Jr., dated March 8, 2004
10	.5*	Employment Agreement between the Registrant and Emmett E. McLean, dated September 10, 2003
10	.6*	Employment Agreement between the Registrant and R. Steven Hamner, dated September 10, 2003
10	.7*	Amended and Restated Employment Agreement between the Registrant and William G. McKenzie, dated September 10, 2003
10	.8*	Lease Agreement between MPT West Houston MOB, L.P. and Stealth L.P., dated June 17, 2004
10	.9*	Lease Agreement between MPT West Houston Hospital, L.P. and Stealth L.P., dated June 17, 2004
10	.10*	Third Amended and Restated Lease Agreement between 1300 Campbell Lane, LLC and 1300 Campbell Lane Operating Company, LLC, dated December 20, 2004
10	.11*	First Amendment to Third Amended and Restated Lease Agreement between 1300 Campbell Lane, LLC and 1300 Campbell Lane Operating Company, LLC, dated December 31, 2004
10	.12*	Second Amended and Restated Lease Agreement between 92 Brick Road, LLC and 92 Brick Road, Operating Company, LLC, dated December 20, 2004
10	.13*	First Amendment to Second Amended and Restated Lease Agreement between 92 Brick Road, LLC and 92 Brick Road, Operating Company, LLC, dated December 31, 2004

Exhibit
Number		Exhibit Title

10	.14*	Third Amended and Restated Lease Agreement between San Joaquin Health Care Associates Limited Partnership and 7173 North Sharon Avenue Operating Company, LLC, dated December 20, 2004
10	.15*	First Amendment to Third Amended and Restated Lease Agreement between San Joaquin Health Care Associates Limited Partnership and 7173 North Sharon Avenue Operating Company, LLC, dated December 31, 2004
10	.16*	Second Amended and Restated Lease Agreement between 8451 Pearl Street, LLC and 8451 Pearl Street Operating Company, LLC, dated December 20, 2004
10	.17*	First Amendment Second Amended and Restated Lease Agreement between 8451 Pearl Street, LLC and 8451 Pearl Street Operating Company, LLC, dated December 31, 2004
10	.18*	Second Amended and Restated Lease Agreement between 4499 Acushnet Avenue, LLC and 4499 Acushnet Avenue Operating Company, LLC, dated December 20, 2004
10	.19*	First Amendment to Second Amended and Restated Lease Agreement between 4499 Acushnet Avenue, LLC and 4499 Acushnet Avenue Operating Company, LLC, dated December 31, 2004
10	.20*	Third Amended and Restated Lease Agreement between Kentfield THCI Holding Company, LLC and 1125 Sir Francis Drake Boulevard Operating Company, LLC, dated December 20, 2004
10	.21*	First Amendment to Third Amended and Restated Lease Agreement between Kentfield THCI Holding Company, LLC and 1125 Sir Francis Drake Boulevard Operating Company, LLC, dated December 31, 2004
10	.22*	Loan Agreement between Colonial Bank, N.A., and MPT West Houston MOB, L.P., dated December 17, 2004
10	.23*	Loan Agreement between Colonial Bank, N.A., and MPT West Houston Hospital, L.P., dated December 17, 2004
10	.24*	Loan Agreement between Merrill Lynch Capital and 4499 Acushnet Avenue, LLC, 8451 Pearl Street, LLC, 92 Brick Road, LLC, 1300 Campbell Lane, LLC, Kentfield THCI Holding Company, LLC and San Joaquin Health Care Associates, LP, dated December 31, 2004
10	.25*	Payment Guaranty made by the Registrant and MPT Operating Partnership, L.P. in favor of Merrill Lynch Capital, dated December 31, 2004
10	.26*	Purchase Agreement among THCI Company, LLC, THCI of California, LLC, THCI of Massachusetts, LLC, THCI Mortgage Holding Company, LLC and MPT Operating Partnership, L.P., dated May 20, 2004
10	.27*	Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Victorville, LLC, Prime A Investments, L.L.C., Desert Valley Health System, Inc., Desert Valley Hospital, Inc. and Desert Valley Medical Group, Inc., dated February 28, 2005
10	.28*	Lease Agreement between MPT of Victorville, LLC and Desert Valley Hospital, Inc., dated February 28, 2005
10	.29*	Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Bucks County Hospital, L.P., Bucks County Oncoplastic Institute, LLC, Jerome S. Tannenbaum, M.D., M. Stephen Harrison and DSI Facility Development, LLC, dated March 3, 2005
10	.30*	Employment Agreement between the Registrant and Michael G. Stewart, dated April 28, 2005
10	.31*	Letter of Commitment between MPT Operating Partnership, L.P. and Monroe Hospital Operating Hospital, dated February 28, 2005
10	.32*	Letter of Commitment between MPT Operating Partnership, L.P., Covington Healthcare Properties, LLC and Denham Springs Healthcare Properties, LLC, dated March 14, 2005
10	.33*	Letter of Commitment between MPT Operating Partnership, L.P. and North Cypress Medical Center Operating Partnership, Ltd., dated March 16, 2005
10	.34*	Letter of Commitment between MPT Operating Partnership, L.P., Hammond Healthcare Properties, LLC and Hammond Rehabilitation Hospital, LLC, dated April 1, 2005
10	.35*	Letter of Commitment between MPT Operating Partnership, L.P. and Diversified Specialty Institutes, Inc., dated March 3, 2005

Exhibit
Number		Exhibit Title

10	.36*	Amendment to Letter of Commitment between MPT Operating Partnership, L.P. and Diversified Specialty Institutes, Inc., dated March 31, 2005
10	.37*	Letter of Commitment between MPT Operating Partnership, L.P., MPT of Victorville, LLC and Desert Valley Hospital, Inc., dated February 28, 2005
10	.38*	Amendment to Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Bucks County Hospital, L.P., Bucks County Oncoplastic Institute, LLC, DSI Facility Development, LLC, Jerome S. Tannenbaum, M.D., M. Stephen Harrison and G. Patrick Maxwell, M.D., dated April 29, 2005
10	.39*	Sublease Agreement between MPT of North Cypress, L.P. and North Cypress Medical Center Operating Company, Ltd., dated as of June 1, 2005
10	.40*	Net Ground Lease between North Cypress Property Holdings, Ltd. and MPT of North Cypress, L.P., dated as of June 1, 2005
10	.41*	Purchase and Sale Agreement between MPT of North Cypress, L.P. and North Cypress Medical Center Operating Company, Ltd., dated as of June 1, 2005
10	.42*	Contract for Purchase and Sale of Real Property between North Cypress Property Holdings, Ltd. and MPT of North Cypress, L.P., dated as of June 1, 2005
10	.43*	Lease Agreement between MPT of North Cypress, L.P. and North Cypress Medical Center Operating Company, Ltd., dated as of June 1, 2005
10	.44*	Net Ground Lease between Northern Healthcare Land Ventures, Ltd. and MPT of North Cypress, L.P., dated as of June 1, 2005
10	.45*	Amendment to the First Amended and Restated Agreement of Limited Partnership of MPT Operating Partnership, L.P.
10	.46*	Construction Loan Agreement between North Cypress Medical Center Operating Company, Ltd. and MPT Finance Company, LLC, dated June 1, 2005
10	.47*	Purchase, Sale and Loan Agreement among MPT Operating Partnership, L.P., MPT of Covington, LLC, MPT of Denham Springs, LLC, Covington Healthcare Properties, L.L.C., Denham Springs Healthcare Properties, L.L.C., Gulf States Long Term Acute Care of Covington, L.L.C. and Gulf States Long Term Acute Care of Denham Springs, L.L.C., dated June 9, 2005
10	.48*	Lease Agreement between MPT of Covington, LLC and Gulf States Long Term Acute Care of Covington, L.L.C., dated June 9, 2005
10	.49*	Promissory Note made by Denham Springs Healthcare Properties, L.L.C. in favor of MPT of Denham Springs, LLC, dated June 9, 2005
10	.50*	Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Redding, LLC, Vibra Healthcare, LLC and Northern California Rehabilitation Hospital, LLC, dated June 30, 2005
10	.51*	Lease Agreement between Northern California Rehabilitation Hospital, LLC and MPT of Redding, LLC, dated June 30, 2005
10	.52*	Ground Lease Agreement between National Medical Specialty Hospital of Redding, Inc. and Guardian Postacute Services, Inc., dated November 14, 1997
10	.53*	Ground Lease Agreement between West Jersey Health System and West Jersey/Mediplex Rehabilitation Limited Partnership, dated July 15, 1993
10	.54*	Amendment No. 1 to Ground Lease Agreement between National Medical Specialty Hospital of Redding, Inc. and Ocadian Care Centers, Inc., dated November 29, 2001
10	.55*	Form of Indemnification Agreement between the Registrant and executive officers and directors
10	.56***	Lease Agreement between Bucks County Oncoplastic Institute, LLC and MPT of Bucks County, L.P., dated September 16, 2005, as corrected.
10	.57***	Development Agreement among DSI Facility Development, LLC, Bucks County Oncoplastic Institute, LLC and MPT of Bucks County, L.P., dated September 16, 2005.
10	.58***	Funding Agreement among DSI Facility Development, LLC, Bucks County Oncoplastic Institute, LLC and MPT of Bucks County, L.P., dated September 16, 2005.

Exhibit
Number		Exhibit Title

10	.59***	Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Bloomington, LLC, Southern Indiana Medical Park II, LLC and Monroe Hospital, LLC, dated October 7, 2005.
10	.60***	Lease Agreement between Monroe Hospital, LLC and MPT of Bloomington, LLC, dated October 7, 2005.
10	.61***	Development Agreement among Monroe Hospital, LLC, Monroe Hospital Development, LLC and MPT of Bloomington, LLC, dated October 7, 2005.
10	.62***	Funding Agreement between Monroe Hospital, LLC and MPT of Bloomington, LLC, dated October 7, 2005.
10	.63***	First Amendment to Lease Agreement between MPT West Houston Hospital, L.P. and Stealth, L.P., dated September 2, 2005.
10	.64*****	Credit Agreement dated October 27, 2005, among MPT Operating Partnership, L.P., the borrower, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as Administrative Agent and Lender, and Additional Lenders from Time to Time a Party thereto.
10	.65***	Lease Agreement among Veritas Health Services, Inc., Prime Healthcare Services, LLC and MPT of Chino, LLC, dated November 30, 2005.
10	.66***	Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Chino, LLC, Prime Healthcare Services, LLC, Veritas Health Services, Inc., Prime Healthcare Services, Inc., Desert Valley Hospital, Inc. and Desert Valley Medical Group, Inc., dated November 30, 2005.
10	.67***	Loan Agreement among MPT Operating Partnership, L.P., MPT of Odessa Hospital, L.P., Alliance Hospital, Ltd. and SRI-SAI Enterprises, Inc., dated December 23, 2005.
10	.68***	Promissory Note by Alliance Hospital, Ltd. In favor of MPT of Odessa Hospital, L.P., dated December 23, 2005.
10	.69***	Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Sherman Oaks, LLC, Prime A Investments, L.L.C., Prime Healthcare Services II, LLC, Prime Healthcare Services, Inc., Desert Valley Medical Group, Inc. and Desert Valley Hospital, Inc., dated December 30, 2005, as corrected.
10	.70***	Lease Agreement between MPT of Sherman Oaks, LLC and Prime Healthcare Services II, LLC, dated December 30, 2005, as corrected.
21	.1*	Subsidiaries of the Registrant
23	.1***	Consent of KPMG LLP
23	.2***	Consent of Parente Randolph, LLC
23	.3***	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included in Exhibits 5.1 and 8.1)
24	.1***	Power of Attorney, included on signature page of the Registrant’s Form S-11 filed with the Commission on January 6, 2005
24	.2***	Power of Attorney, included on signature page of the Registrant’s Amendment No. 1 to the Registrant’s Form S-11 filed with the Commission on July 26, 2005

* Incorporated by reference to the Registrant’s Registration Statement on Form S-11 filed with the Commission on October 26, 2004, as amended (File No. 333-119957).
** Incorporated by reference to the Registrant’s quarterly report on Form 10-Q for the quarter ended June 30, 2005, filed with the Commission on August 22, 2005.
*** Previously filed.
**** Incorporated by reference to the Registrant’s quarterly report on Form 10-Q for the quarter ended September 30, 2005, filed with the Commission on November 10, 2005.
***** Incorporated by reference to the Registrant’s current report on Form 8-K, filed with the Commission on November 2, 2005.

Item 37.	Undertakings.
      (a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) if the Registrant is relying on Rule 430B:

(A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

(B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a Registration Statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a Registration Statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date; or

(ii) if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) that, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to the Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
      (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on January 12, 2006.

Medical Properties Trust, Inc.

By:	/s/ R. Steven Hamner

R. Steven Hamner
Executive Vice President,
Chief Financial Officer and Director
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Edward K. Aldag, Jr.		Chairman of the Board, President and Chief Executive Officer	January 12, 2006

* Virginia A. Clarke		Director	January 12, 2006

* Bryan L. Goolsby		Director	January 12, 2006

/s/ R. Steven Hamner R. Steven Hamner		Executive Vice President, Chief Financial Officer and Director	January 12, 2006

* G. Steven Dawson		Director	January 12, 2006

* Robert E. Holmes, Ph.D.		Director	January 12, 2006

* William G. McKenzie		Vice Chairman of the Board	January 12, 2006

* L. Glenn Orr, Jr.		Director	January 12, 2006

*By:	/s/ R. Steven Hamner R. Steven Hamner Attorney-in-Fact		January 12, 2006

Exhibit
Number		Exhibit Title

3	.1*	Registrant’s Second Articles of Amendment and Restatement
3	.2**	Registrant’s Amended and Restated Bylaws
3	.3****	Articles of Amendment to Second Amended and Restated Articles of Incorporation
4	.1*	Form of Common Stock Certificate
4	.2*	Registration Rights Agreement among Registrant, Friedman, Billings, Ramsey & Co., Inc. and certain holders of the Registrant’s common stock, dated April 7, 2004
5	.1***	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to the legality of the shares being registered
8	.1***	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to certain tax matters
10	.1*	First Amended and Restated Agreement of Limited Partnership of MPT Operating Partnership, L.P.
10	.2*	Amended and Restated 2004 Equity Incentive Plan
10	.3*	Employment Agreement between the Registrant and Edward K. Aldag, Jr., dated September 10, 2003
10	.4*	First Amendment to Employment Agreement between the Registrant and Edward K. Aldag, Jr., dated March 8, 2004
10	.5*	Employment Agreement between the Registrant and Emmett E. McLean, dated September 10, 2003
10	.6*	Employment Agreement between the Registrant and R. Steven Hamner, dated September 10, 2003
10	.7*	Amended and Restated Employment Agreement between the Registrant and William G. McKenzie, dated September 10, 2003
10	.8*	Lease Agreement between MPT West Houston MOB, L.P. and Stealth L.P., dated June 17, 2004
10	.9*	Lease Agreement between MPT West Houston Hospital, L.P. and Stealth L.P., dated June 17, 2004
10	.10*	Third Amended and Restated Lease Agreement between 1300 Campbell Lane, LLC and 1300 Campbell Lane Operating Company, LLC, dated December 20, 2004
10	.11*	First Amendment to Third Amended and Restated Lease Agreement between 1300 Campbell Lane, LLC and 1300 Campbell Lane Operating Company, LLC, dated December 31, 2004
10	.12*	Second Amended and Restated Lease Agreement between 92 Brick Road, LLC and 92 Brick Road, Operating Company, LLC, dated December 20, 2004
10	.13*	First Amendment to Second Amended and Restated Lease Agreement between 92 Brick Road, LLC and 92 Brick Road, Operating Company, LLC, dated December 31, 2004
10	.14*	Third Amended and Restated Lease Agreement between San Joaquin Health Care Associates Limited Partnership and 7173 North Sharon Avenue Operating Company, LLC, dated December 20, 2004
10	.15*	First Amendment to Third Amended and Restated Lease Agreement between San Joaquin Health Care Associates Limited Partnership and 7173 North Sharon Avenue Operating Company, LLC, dated December 31, 2004
10	.16*	Second Amended and Restated Lease Agreement between 8451 Pearl Street, LLC and 8451 Pearl Street Operating Company, LLC, dated December 20, 2004
10	.17*	First Amendment to Second Amended and Restated Lease Agreement between 8451 Pearl Street, LLC and 8451 Pearl Street Operating Company, LLC, dated December 31, 2004
10	.18*	Second Amended and Restated Lease Agreement between 4499 Acushnet Avenue, LLC and 4499 Acushnet Avenue Operating Company, LLC, dated December 20, 2004
10	.19*	First Amendment to Second Amended and Restated Lease Agreement between 4499 Acushnet Avenue, LLC and 4499 Acushnet Avenue Operating Company, LLC, dated December 31, 2004

Exhibit
Number		Exhibit Title

10	.20*	Third Amended and Restated Lease Agreement between Kentfield THCI Holding Company, LLC and 1125 Sir Francis Drake Boulevard Operating Company, LLC, dated December 20, 2004
10	.21*	First Amendment to Third Amended and Restated Lease Agreement between Kentfield THCI Holding Company, LLC and 1125 Sir Francis Drake Boulevard Operating Company, LLC, dated December 31, 2004
10	.22*	Loan Agreement between Colonial Bank, N.A., and MPT West Houston MOB, L.P., dated December 17, 2004
10	.23*	Loan Agreement between Colonial Bank, N.A., and MPT West Houston Hospital, L.P., dated December 17, 2004
10	.24*	Loan Agreement between Merrill Lynch Capital and 4499 Acushnet Avenue, LLC, 8451 Pearl Street, LLC, 92 Brick Road, LLC, 1300 Campbell Lane, LLC, Kentfield THCI Holding Company, LLC and San Joaquin Health Care Associates, LP, dated December 31, 2004
10	.25*	Payment Guaranty made by the Registrant and MPT Operating Partnership, L.P. in favor of Merrill Lynch Capital, dated December 31, 2004
10	.26*	Purchase Agreement among THCI Company, LLC, THCI of California, LLC, THCI of Massachusetts, LLC, THCI Mortgage Holding Company, LLC and MPT Operating Partnership, L.P., dated May 20, 2004
10	.27*	Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Victorville, LLC, Prime A Investments, L.L.C., Desert Valley Health System, Inc., Desert Valley Hospital, Inc. and Desert Valley Medical Group, Inc., dated February 28, 2005
10	.28*	Lease Agreement between MPT of Victorville, LLC and Desert Valley Hospital, Inc., dated February 28, 2005
10	.29*	Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Bucks County Hospital, L.P., Bucks County Oncoplastic Institute, LLC, Jerome S. Tannenbaum, M.D., M. Stephen Harrison and DSI Facility Development, LLC, dated March 3, 2005
10	.30*	Employment Agreement between the Registrant and Michael G. Stewart, dated April 28, 2005
10	.31*	Letter of Commitment between MPT Operating Partnership, L.P. and Monroe Hospital Operating Hospital, dated February 28, 2005
10	.32*	Letter of Commitment between MPT Operating Partnership, L.P., Covington Healthcare Properties, LLC and Denham Springs Healthcare Properties, LLC, dated March 14, 2005
10	.33*	Letter of Commitment between MPT Operating Partnership, L.P. and North Cypress Medical Center Operating Partnership, Ltd., dated March 16, 2005
10	.34*	Letter of Commitment between MPT Operating Partnership, L.P., Hammond Healthcare Properties, LLC and Hammond Rehabilitation Hospital, LLC, dated April 1, 2005
10	.35*	Letter of Commitment between MPT Operating Partnership, L.P. and Diversified Specialty Institutes, Inc., dated March 3, 2005
10	.36*	Amendment to Letter of Commitment between MPT Operating Partnership, L.P. and Diversified Specialty Institutes, Inc., dated March 31, 2005
10	.37*	Letter of Commitment between MPT Operating Partnership, L.P., MPT of Victorville, LLC and Desert Valley Hospital, Inc., dated February 28, 2005
10	.38*	Amendment to Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Bucks County Hospital, L.P., Bucks County Oncoplastic Institute, LLC, DSI Facility Development, LLC, Jerome S. Tannenbaum, M.D., M. Stephen Harrison and G. Patrick Maxwell, M.D., dated April 29, 2005
10	.39*	Sublease Agreement between MPT of North Cypress, L.P. and North Cypress Medical Center Operating Company, Ltd., dated as of June 1, 2005
10	.40*	Net Ground Lease between North Cypress Property Holdings, Ltd. and MPT of North Cypress, L.P., dated as of June 1, 2005

Exhibit
Number		Exhibit Title

10	.41*	Purchase and Sale Agreement between MPT of North Cypress, L.P. and North Cypress Medical Center Operating Company, Ltd., dated as of June 1, 2005
10	.42*	Contract for Purchase and Sale of Real Property between North Cypress Property Holdings, Ltd. and MPT of North Cypress, L.P., dated as of June 1, 2005
10	.43*	Lease Agreement between MPT of North Cypress, L.P. and North Cypress Medical Center Operating Company, Ltd., dated as of June 1, 2005
10	.44*	Net Ground Lease between Northern Healthcare Land Ventures, Ltd. and MPT of North Cypress, L.P., dated as of June 1, 2005
10	.45*	Amendment to the First Amended and Restated Agreement of Limited Partnership of MPT Operating Partnership, L.P.
10	.46*	Construction Loan Agreement between North Cypress Medical Center Operating Company, Ltd. and MPT Finance Company, LLC, dated June 1, 2005
10	.47*	Purchase, Sale and Loan Agreement among MPT Operating Partnership, L.P., MPT of Covington, LLC, MPT of Denham Springs, LLC, Covington Healthcare Properties, L.L.C., Denham Springs Healthcare Properties, L.L.C., Gulf States Long Term Acute Care of Covington, L.L.C. and Gulf States Long Term Acute Care of Denham Springs, L.L.C., dated June 9, 2005
10	.48*	Lease Agreement between MPT of Covington, LLC and Gulf States Long Term Acute Care of Covington, L.L.C., dated June 9, 2005
10	.49*	Promissory Note made by Denham Springs Healthcare Properties, L.L.C. in favor of MPT of Denham Springs, LLC, dated June 9, 2005
10	.50*	Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Redding, LLC, Vibra Healthcare, LLC and Northern California Rehabilitation Hospital, LLC, dated June 30, 2005
10	.51*	Lease Agreement between Northern California Rehabilitation Hospital, LLC and MPT of Redding, LLC, dated June 30, 2005
10	.52*	Ground Lease Agreement between National Medical Specialty Hospital of Redding, Inc. and Guardian Postacute Services, Inc., dated November 14, 1997
10	.53*	Ground Lease Agreement between West Jersey Health System and West Jersey/Mediplex Rehabilitation Limited Partnership, dated July 15, 1993
10	.54*	Amendment No. 1 to Ground Lease Agreement between National Medical Specialty Hospital of Redding, Inc. and Ocadian Care Centers, Inc., dated November 29, 2001
10	.55*	Form of Indemnification Agreement between the Registrant and executive officers and directors
10	.56***	Lease Agreement between Bucks County Oncoplastic Institute, LLC and MPT of Bucks County, L.P., dated September 16, 2005, as corrected.
10	.57***	Development Agreement among DSI Facility Development, LLC, Bucks County Oncoplastic Institute, LLC and MPT of Bucks County, L.P., dated September 16, 2005.
10	.58***	Funding Agreement among DSI Facility Development, LLC, Bucks County Oncoplastic Institute, LLC and MPT of Bucks County, L.P., dated September 16, 2005.
10	.59***	Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Bloomington, LLC, Southern Indiana Medical Park II, LLC and Monroe Hospital, LLC, dated October 7, 2005.
10	.60***	Lease Agreement between Monroe Hospital, LLC and MPT of Bloomington, LLC, dated October 7, 2005.
10	.61***	Development Agreement among Monroe Hospital, LLC, Monroe Hospital Development, LLC and MPT of Bloomington, LLC, dated October 7, 2005.
10	.62***	Funding Agreement between Monroe Hospital, LLC and MPT of Bloomington, LLC, dated October 7, 2005.

Exhibit
Number		Exhibit Title

10	.63***	First Amendment to Lease Agreement between MPT West Houston Hospital, L.P. and Stealth, L.P., dated September 2, 2005.
10	.64*****	Credit Agreement dated October 27, 2005, among MPT Operating Partnership, L.P., the borrower, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as Administrative Agent and Lender, and Additional Lenders from Time to Time a Party thereto.
10	.65***	Lease Agreement among Veritas Health Services, Inc., Prime Healthcare Services, LLC and MPT of Chino, LLC, dated November 30, 2005.
10	.66***	Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Chino, LLC, Prime Healthcare Services, LLC, Veritas Health Services, Inc., Prime Healthcare Services, Inc., Desert Valley Hospital, Inc. and Desert Valley Medical Group, Inc., dated November 30, 2005.
10	.67***	Loan Agreement among MPT Operating Partnership, L.P., MPT of Odessa Hospital, L.P., Alliance Hospital, Ltd. and SRI-SAI Enterprises, Inc., dated December 23, 2005.
10	.68***	Promissory Note by Alliance Hospital, Ltd. In favor of MPT of Odessa Hospital, L.P., dated December 23, 2005.
10	.69***	Purchase and Sale Agreement among MPT Operating Partnership, L.P., MPT of Sherman Oaks, LLC, Prime A Investments, L.L.C., Prime Healthcare Services II, LLC, Prime Healthcare Services, Inc., Desert Valley Medical Group, Inc. and Desert Valley Hospital, Inc., dated December 30, 2005, as corrected.
10	.70***	Lease Agreement between MPT of Sherman Oaks, LLC and Prime Healthcare Services II, LLC, dated December 30, 2005, as corrected.
21	.1*	Subsidiaries of the Registrant
23	.1***	Consent of KPMG LLP
23	.2***	Consent of Parente Randolph, LLC
23	.3***	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included in Exhibits 5.1 and 8.1)
24	.1***	Power of Attorney, included on signature page of the Registrant’s Form S-11 filed with the Commission on January 6, 2005
24	.2***	Power of Attorney included on signature page of the Registrant’s Amendment No. 1 to the Registration Statement on Form S-11 filed with the Commission on July 26, 2005.

* Incorporated by reference to the Registrant’s Registration Statement on Form S-11 filed with the Commission on October 26, 2004, as amended (File No. 333-119957).
** Incorporated by reference to the Registrant’s quarterly report on Form 10-Q for the quarter ended June 30, 2005, filed with the Commission on July 26, 2005.
*** Previously filed.
**** Incorporated by reference to the Registrant’s quarterly report on Form 10-Q for the quarter ended September 30, 2005, filed with the Commission on November 10, 2005.
***** Incorporated by reference to the Registrant’s current report on Form 8-K, filed with the Commission on November 2, 2005.